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Exhibit 10.5  Cerritos Valley Bancorp 1993 Stock Purchase Plan


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                               CERRITOS VALLEY BANCORP
                               1993 STOCK PURCHASE PLAN

1.   PURPOSE

     The purpose of the Cerritos Valley Bancorp 1993 Stock Purchase Plan (the "Plan") is to benefit Cerritos Valley Bancorp (the "Bancorp") and those corporations which are or hereafter become subsidiary corporations of the Bancorp by providing a supplemental compensation benefit to participating directors, officers and management level employees for high levels of performance. The Plan seeks to accomplish this purpose and achieve these results by providing participating directors, officers and management level employees the ability to purchase Bancorp's common stock at a cost fixed at the fair market price of the Bancorp's common stock at the time the participant is granted rights to purchase such stock.

     The Plan is intended to be a stock purchase plan that complies with Section
260.140.42 of Title 10 of the California Administrative Code.

2.   ADMINISTRATION

     This Plan shall be administered by the Board of Directors (the "Board"). The Board in its sole discretion may from time to time appoint a committee (the "Committee") to administer the Plan and exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time and/or revest in the Board the administration of the Plan.

     Any action of the Board, or the Committee, if applicable, with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Board, or the Committee, if applicable, shall have the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

     All decisions, determinations, interpretations or other actions by the Board, or the Committee, if applicable, shall be final, conclusive and binding on all persons, subsidiary corporations of the Bancorp and any successors-in-interest to such parties.

     With regard to the granting of a right to a member of the Board, or the Committee, if applicable, such member must abstain from voting.

3.   RIGHTS TO PURCHASE SHARES OF BANCORP COMMON STOCK

     Directors, full-time salaried officers and management level employees of the Bancorp or of subsidiary corporations shall be eligible for selection to participate in the Plan. Subject to the express provisions of the Plan, the Committee or the Board, as applicable, shall select from the eligible class of employees and make recommendations to the Board concerning the individuals to whom rights shall be granted, the terms and provisions of the respective rights agreements, the times at which such rights shall be granted and the number of shares subject to each right. An individual who has been granted a right hereunder may, if he or she is otherwise eligible, be granted additional rights if the Board shall so determine.

     The Board shall determine the individuals who shall receive rights and the terms and provisions of the rights and shall grant such rights to such individuals. Notwithstanding the above sentence, however, the Board may delegate to the Committee the power to determine the individuals who shall receive rights and the terms and provisions of such rights, and the power to grant rights to such individuals.



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     The purchase price of stock subject to each right shall be determined by the Board (or the Committee, if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such right is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustments as provided in Section 11, hereof, the stock to be offered under the Plan shall be shares of the Bancorp's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all rights granted under this Plan shall not exceed 150,000 shares. If any right shall be cancelled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of this Plan.

5.   CONTINUATION OF EMPLOYMENT

     Nothing contained in the Plan (or in any right agreement) shall obligate the Bancorp or any subsidiary corporation to employ any participant for any period or interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce the participant's compensation. However, the Bancorp may not reduce the terms of any right without the approval of the participant.

6.   EXERCISE OF RIGHTS

     No right shall be exercisable until all necessary regulatory and shareholder approvals are obtained. Except as otherwise provided in this section, each right shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board (or the Committee, if authorized) shall determine; provided, however, that if a participant shall not in any given installment period purchase all of the shares which the participant is entitled to purchase in such installment period, the participant's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such right.

     Fractional share interests shall be disregarded, except that they may be accumulated. Not less than five thousand (5,000) shares may be purchased at any one time unless the number of shares purchased is the total number of shares which is exercisable at such time. Rights may be exercised by written notice delivered to the Bancorp stating the number of shares with respect to which the right is being exercised, together with the full purchase price for such shares. Payment of the right purchase price in full, for the number of shares to be delivered, must be made in cash. If the right is being exercised by any person other than the participant, said notice shall be accompanied by proof, satisfactory to counsel for the Bancorp, of the right of such person to exercise the right.

7.   NONTRANSFERABILITY OF RIGHTS

     Each right shall, by its terms, be nontransferable by the participant other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the participant.

8.   CESSATION OF DIRECTORSHIP OR EMPLOYMENT

     Except as provided in Sections 9 and 19 hereof, if a participant ceases to be a director or an employee of the Bancorp or a subsidiary corporation for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, the participant's right shall expire ninety (90) days after the date of termination of such directorship or employment. During the period after cessation of directorship or employment, such right shall be exercisable only as to those installments,


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if any, which have accrued and/or vested as of the date on which the participant ceased to be a director or employee of the Bancorp or a subsidiary corporation.

9.   TERMINATION OF EMPLOYMENT FOR CAUSE

     If the right agreement so provides and if a participant's employment by the Bancorp or a subsidiary corporation is terminated for cause, the participant's right shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bancorp or a subsidiary corporation, and, in any event, the determination of the Board with respect thereto shall be final and conclusive.

10.  DISABILITY OR DEATH OF PARTICIPANT

     If any participant dies while serving as a director or employee of the Bancorp or a subsidiary corporation, the right shall expire ninety (90) days after the date of such death, except as provided in Section 19 hereof. After such death but before such expiration, the persons to whom the participant's rights under the right shall have passed by will or by the laws of descent and distribution or the executor or administrator of participant's estate shall have the right to exercise such right to the extent that installments, if any, had accrued and/or vested as of the date on which the participant ceased to be director or employee of the Bancorp or a subsidiary corporation.

     If the participant shall terminate his or her directorship or employment because of disability (as defined in Section 22(e)(3) of the Code), the participant may exercise this right to the extent he or she is entitled to do so at the date of termination, at any time within ninety (90) days of the date of termination, except as provided in Section 19 hereof.

     If any participant dies or becomes disabled during the ninety (90) day period referred to in Section 8 hereof, the right shall expire ninety (90) days after the date of such death or disability, except as provided in Section 19 hereof.

11.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     If the outstanding shares of the stock of the Bancorp are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which rights may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised rights or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding right shall be made without change in the total price applicable to the unexercised portion of the right, but with a corresponding adjustment in the price for each share subject to the right. Any adjustment under this section shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.


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12.  TERMINATING EVENTS

     A Terminating Event shall be defined as any one of the following events:
(i) a dissolution or liquidation of the Bancorp; (ii) a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which (A) the Bancorp is not the surviving corporation, or (B) the Bancorp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 80% of the aggregate voting power of all outstanding equity securities of the Bancorp);
(iii) a sale of substantially all the assets of the Bancorp to another corporation; or (iv) a sale of the equity securities of the Bancorp representing more than 80% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) the Bancorp shall deliver to each participant no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and the participant's right to exercise all rights granted pursuant to this Plan, whether or not vested under this Plan or applicable stock right agreement, and (ii) all outstanding rights granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the right immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all outstanding rights and the Plan shall terminate; provided, however, that any outstanding rights not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding rights or substitutes for such rights, new rights covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

13.  AMENDMENT AND TERMINATION

     The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the participant, make such modification of the terms and conditions of the right as it shall deem advisable; provided that, except as permitted under the provisions of Sections 11 and 12 hereof, no amendment or modification which would:

     (a) increase the maximum number of shares which may be purchased pursuant to rights granted under the Plan either in the aggregate or by an individual;

     (b)  change the minimum right price;

     (c)  increase the maximum term of rights provided for herein; or

     (d) permit rights to be granted to anyone other than directors, full-time salaried officers (including a full-time salaried officer who is also a director) or management level employees of the Bancorp or a subsidiary corporation;

may be adopted without the Bancorp having first obtained any necessary regulatory and shareholder approvals required by law.

     No right may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 11 hereof), without the consent of the participant, alter or impair any rights or obligations under any right theretofore granted.

14.  TIME OF GRANTING RIGHTS

     The time a right is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board (or Committee, if authorized) described in Section 3; provided, however, that if appropriate resolutions of the Board (or the Committee, if authorized) indicate that a right is granted as of and on some future date, the time such right is granted shall be such future date. If action by the Board (or the Committee, if authorized) is taken by unanimous written consent of its


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members, the action of the Board (or the Committee) shall be deemed to be at the time the last Board (or Committee) member signs the consent.

15.  PRIVILEGES OF STOCK OWNERSHIP;
     SECURITIES LAW COMPLIANCE; NOTICE OF SALE

     No participant shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any right unless and until the Bancorp has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bancorp, and all applicable requirements of any exchange upon which stock of the Bancorp may be listed. The participant shall give the Bancorp notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

16.  EFFECTIVE DATE OF THE PLAN

     The Plan shall be deemed adopted by the Board as of November 16, 1993. However, the Plan will not be effective as of November 16, 1993 unless and until the Plan is approved by the shareholders of the Bancorp within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding shares represented and voting at a duly held meeting of shareholders at which a quorum is present, or by the written consent vote of the holders of a majority of the outstanding shares of the Bancorp stock. No right under the Plan shall be granted prior to the shareholders' approval of the Plan.

17.  TERMINATION

     Unless previously terminated by the Board, the Plan shall terminate at the close of business on a date ten (10) years from the earlier of the date of approval by the Bancorp's outstanding shares or the date of adoption of this Plan by the Board. No rights shall be granted under the Plan thereafter, but such termination shall not affect any right theretofore granted.

18.  RIGHT AGREEMENT

     Each right shall be evidenced by a written right agreement executed by the Bancorp and the participant and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan.

19.  RIGHT PERIOD

     Each right and all rights and obligations thereunder shall expire on such date as the Board (or the Committee, if authorized) may determine, but not later than ten (10) years from the date such right is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

20.  EXCULPATION AND INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board or Committee shall be liable for any act or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Bancorp and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board or Committee in any action brought by a third party against such person (whether or not the Bancorp is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board or Committee arising with respect to the Plan or administration thereof or out of membership on the Board or Committee, or all or any combination of the preceding; provided,

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the Board determines in good faith that such member of the Board or Committee was acting in good faith, within what such member of the Board or Committee reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 20 does not apply to any action instituted or maintained in the right of the Bancorp by a shareholder or holder of a voting trust certificate representing shares of the Bancorp or any subsidiary corporation thereof. The provisions of this Section 20 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board or Committee, and the term "person" as used in this Section 20 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

21.  AGREEMENT AND REPRESENTATIONS OF PARTICIPANT

     Unless the shares of stock covered by this Plan have been registered with the Securities Exchange Commission, each participant shall, by accepting a right, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of a right, the person entitled to exercise the same shall, upon request of the Bancorp, furnish evidence satisfactory to the Bancorp (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bancorp, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the participant which opinion shall be acceptable to counsel for the Bancorp that registration is not required.

to assure itself against any sale or distribution by the participant which does not comply with this Plan or any federal or state securities laws.

     The Bancorp agrees to remove any legend affixed to the certificates embodying the shares pursuant to this Section 21 when all of the restrictions on the transfer of the shares, whether imposed by this Plan or federal or state law, have terminated.

22.  NONEXEMPT PLAN UNDER SECTION 16b-3

     This Plan is not a Section 16b-3 exempt plan. The Bancorp and participants of the Plan will be subject to additional rules and conditions when the Bancorp's common stock is registered under the Securities and Exchange Act of 1934.


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23.  INFORMATION TO PARTICIPANTS

     Bancorp agrees to provide participants of the Plan its financial statements on an annual basis or more frequently.

                              CERRITOS VALLEY BANCORP

                              By  /s/ Kay Toma
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                              By  /s/ James N. Koury
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                              By
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